Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17: - SUBSEQUENT EVENTS

Share Purchase Agreement

On January 11, 2026, the Company entered into a share purchase agreement pursuant to which it issued and sold 1,443,002 Ordinary shares for aggregate gross proceeds of $10,000, reflecting a price of $6.93 per share, which was the closing share price immediately preceding the agreement. Issuance costs were immaterial.

Japan Marketing Approval and Commercial Agreement

In February 2026, on the basis of a clinical trial completed in Japan as well as data collected elsewhere in the world, the Company received shonin pre-market approval of Alpha DaRT for use in patients with unresectable locally advanced or locally recurrent head & neck cancer, from Japan’s Ministry of Health, Labour and Welfare. As part of the approval, the Company must conduct a post-market surveillance (PMS) study enrolling 66 patients in total at five selected leading clinical centers in Japan. In March 2026, the Company entered into a commercial agreement with HekaBio K.K. related to the distribution of the Alpha DaRT in Japan, providing for terms related to the roles and responsibilities of each party as well as defining a split of potential revenues and liabilities, with a focus on treating patients under the pre-market approval in the context of the PMS study. The agreement can be terminated with 90 days’ notice.